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                                                                   EXHIBIT 10.30


                                                                        PNC BANK

September 28, 2000



Marshall Morris, Chief Financial Officer
CECO Group, Inc.
3120 Forrer Road
Cincinnati, OH   45209


         Re:      Credit Agreement dated as of October 7, 1999
                  --------------------------------------------


Gentlemen:

         We refer to Section 6.3 of the Credit Agreement, dated as of December 7, 2000 (as amended, the "Agreement"), among CECO Group, Inc. and its subsidiaries party thereto (collectively, the "Borrowers"), PNC Bank, National Association, as agent (the "Agent") for the banks and other financial institutions party thereto (the "Banks"), and the Banks. Capitalized terms used herein without definition have the meanings given in the Agreement. In connection with the delivery of Bonds by unaffiliated sureties for the Borrowers, such sureties have requested and may from time to time require that the Borrowers and/or their affiliates enter into indemnity agreements of the type set forth as Exhibit A hereto (the "Indemnity Agreements"). As used herein, "Bonds" means surety bonds, performance bonds or other instruments or agreements of guarantee issued in connection with the fulfillment of obligations by the Borrowers.

         The Borrowers have requested that the Banks consent to the execution and delivery of the Indemnity Agreement and the execution and delivery by the Borrowers from time to time of other Permitted Agreements.

         In reliance upon the Borrowers' representations and warranties and subject to the terms and conditions herein set forth, the Banks agree as follows:

         1. Consent. The Banks hereby consent to the execution, delivery and performance of the Indemnity Agreement. The Banks hereby agree that the execution, delivery and performance of Permitted Agreements in the ordinary course of business do not and will not violate the provisions of Section 6.3 of the Agreement.

         2. Limitation of Consent. Except as expressly described above, this letter shall not constitute (a) a modification or an alteration of the terms, conditions or covenants of the Agreement or any other Loan Document or (b) a waiver, release or limitation upon the Agent's or the Banks' exercise of any of their rights and remedies thereunder, which are herby


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expressly reserved. This letter shall not relieve or release the Borrowers in any way from any of their duties, obligations, covenants or agreements under the Agreement or the other Loan Documents or from the consequences of any Event of Default thereunder, except as expressly described above. This letter shall not obligate the Banks, or be construed to require the Banks, to waive any other Events of Default or defaults, whether now existing or which may occur after the date hereof.

         3. Execution in Counterparts.This letter agreement may be executed in multiple counterparts, and by the parties hereto on separate counterparts, each of which shall constitute an original, but all such counterparts shall constitute but one and the same instrument.

         Please execute the enclosed extra copy of this letter in the space provided below and return the fully executed document to the undersigned for this letter to be effective.


                                                  Very truly yours,

                                                  PNC BANK, NATIONAL ASSOCIATION
                                                           as Agent


                                                  By: /s/ John G. Siegrist
                                                      --------------------------
                                                          John G. Siegrist

Accepted and agreed to, as of the date written above:

CECO GROUP, INC., as Borrowers'
 Representative


By: /s/ M.J. Morris
    -----------------------
Name: /s/ Marshall J. Morris
Title: /s/ CFO



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                                                                   EXHIBIT 10.30





                                    EXHIBIT A

                           FORM OF INDEMNITY AGREEMENT